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                                                       Exhibit 23

                    [Deloitte & Touche LLP Letterhead]

         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the incorporation by reference in Registration Statement No. 333-121604 on Form S-8 of our report dated June 22, 2007, appearing in this Annual Report on Form 11-K of the NYCE Corporation Employees' Tax Deferred Savings Plan for the year ended December 31, 2006.


         /s/ DELOITTE & TOUCHE LLP


         Milwaukee, Wisconsin
         June 22, 2007